                              POWER OF ATTORNEY


The undersigned, a director of The SABRE Group Holdings, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Michael
J. Durham, T. Patrick Kelly and Andrew B. Steinberg, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

     (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Deferred Compensation Obligations of the Corporation to be offered pursuant to The SABRE Group Holdings, Inc. Deferred Compensation Plan, as it may from time to time be amended; and

     (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Deferred Compensation Obligations which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20th day of April, 1998.

                              By:  /s/  ROBERT L. CRANDALL
                                   ---------------------------------------
                                   Robert L. Crandall
                                   Chairman of the Board of Directors

                             POWER OF ATTORNEY

     The undersigned, a director of The SABRE Group Holdings, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Michael J. Durham, T. Patrick Kelly and Andrew B. Steinberg, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

     (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Deferred Compensation Obligations of the Corporation to be offered pursuant to The SABRE Group Holdings, Inc. Deferred Compensation Plan, as it may from time to time be amended; and

     (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Deferred Compensation Obligations which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20th day of April, 1998.

                              By: /s/ MICHAEL J. DURHAM
                                  ------------------------------------
                                  Michael J. Durham
                                  President, Chief Executive Officer
                                   and Director

                             POWER OF ATTORNEY

     The undersigned, a director of The SABRE Group Holdings, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Michael J. Durham, T. Patrick Kelly and Andrew B. Steinberg, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

     (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Deferred Compensation Obligations of the Corporation to be offered pursuant to The SABRE Group Holdings, Inc. Deferred Compensation Plan, as it may from time to time be amended; and

     (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Deferred Compensation Obligations which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20th day of April, 1998.

                              By: /s/  T. PATRICK KELLY
                                  ------------------------------------
                                  T. Patrick Kelly
                                  Senior Vice President, Chief Financial
                                   Officer and Treasurer

                                 POWER OF ATTORNEY

     The undersigned, a director of The SABRE Group Holdings, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Michael J. Durham, T. Patrick Kelly and Andrew B. Steinberg, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

     (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Deferred Compensation Obligations of the Corporation to be offered pursuant to The SABRE Group Holdings, Inc. Deferred Compensation Plan, as it may from time to time be amended; and

     (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Deferred Compensation Obligations which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20th day of April, 1998.

                              By: /s/  GERARD J. ARPEY
                                  ------------------------------------
                                   Gerard J. Arpey
                                   Director

                             POWER OF ATTORNEY

     The undersigned, a director of The SABRE Group Holdings, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Michael J. Durham, T. Patrick Kelly and Andrew B. Steinberg, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

     (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Deferred Compensation Obligations of the Corporation to be offered pursuant to The SABRE Group Holdings, Inc. Deferred Compensation Plan, as it may from time to time be amended; and

     (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Deferred Compensation Obligations which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20th day of April, 1998.

                              By: /s/  ANNE H. MCNAMARA
                                  ------------------------------------
                                  Anne H. McNamara
                                  Director

                             POWER OF ATTORNEY

     The undersigned, a director of The SABRE Group Holdings, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Michael J. Durham, T. Patrick Kelly and Andrew B. Steinberg, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

     (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Deferred Compensation Obligations of the Corporation to be offered pursuant to The SABRE Group Holdings, Inc. Deferred Compensation Plan, as it may from time to time be amended; and

     (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Deferred Compensation Obligations which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20th day of April, 1998.

                              By: /s/  EDWARD A. BRENNAN
                                  ------------------------------------
                                  Edward A. Brennan
                                  Director

                                 POWER OF ATTORNEY

     The undersigned, a director of The SABRE Group Holdings, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Michael J. Durham, T. Patrick Kelly and Andrew B. Steinberg, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

     (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Deferred Compensation Obligations of the Corporation to be offered pursuant to The SABRE Group Holdings, Inc. Deferred Compensation Plan, as it may from time to time be amended; and

     (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Deferred Compensation Obligations which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20th day of April, 1998.

                              By: /s/ DEE J. KELLY
                                  ------------------------------------
                                  Dee J. Kelly
                                  Director

                               POWER OF ATTORNEY

     The undersigned, a director of The SABRE Group Holdings, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Michael J. Durham, T. Patrick Kelly and Andrew B. Steinberg, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

     (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Deferred Compensation Obligations of the Corporation to be offered pursuant to The SABRE Group Holdings, Inc. Deferred Compensation Plan, as it may from time to time be amended; and

     (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Deferred Compensation Obligations which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20th day of April, 1998.

                              By: /s/  GLENN W. MARSCHEL
                                  ------------------------------------
                                  Glenn W. Marschel
                                  Director

                              POWER OF ATTORNEY

     The undersigned, a director of The SABRE Group Holdings, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Michael J. Durham, T. Patrick Kelly and Andrew B. Steinberg, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

     (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Deferred Compensation Obligations of the Corporation to be offered pursuant to The SABRE Group Holdings, Inc. Deferred Compensation Plan, as it may from time to time be amended; and

     (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Deferred Compensation Obligations which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20th day of April, 1998.

                              By: /s/  RICHARD L. THOMAS
                                  ------------------------------------
                                  Richard L. Thomas
                                  Director

                                 POWER OF ATTORNEY

     The undersigned, a director of The SABRE Group Holdings, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Michael J. Durham, T. Patrick Kelly and Andrew B. Steinberg, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

     (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Deferred Compensation Obligations of the Corporation to be offered pursuant to The SABRE Group Holdings, Inc. Deferred Compensation Plan, as it may from time to time be amended; and

     (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Deferred Compensation Obligations which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (a) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20th day of April, 1998.

                              By: /s/  PAUL C. ELY
                                  ------------------------------------
                                  Paul C. Ely
                                  Director